Potent single agent activity of Ibrutinib (PCI-32765) in patients with chronic lymphocytic leukemia (CLL): clinical and translational results from an ongoing phase II study

Adrian Wiestner, MD/PhD
Hematology Branch, NHLBI, National Institutes of Health
Bethesda, MD

National Heart Lung and Blood Institute
People Science Health

Disclosures: Adrian Wiestner

- Employee of the National Heart, Lung, and Blood Institute.
- Supported by the Intramural Research Program, NHLBI, NIH.
- Clinical trial of the investigational drug ibrutinib, provided by Pharmacyclics.

Chronic Lymphocytic Leukemia

Accumulation of mature clonal B-cells in





CLL: >5,000 clonal B-lymphocytes/uL of blood,
CD19+, CD5+, CD23+, CD20 dim, FMC7 negative

Small Lymphocytic Lymophoma (SLL): same biology,
<5,000 clonal B-lymphocytes/uL of blood

Standard of care: chemoimmunotherapy with fludarabine, cyclophosphamide, rituximab



Overall Survival (%)
100
90
80
70
60
50
40
30
20
10
0
del 17p
+12q
13q-single
11q-
Not 17p-/11q-/+12q/13q-
17p-
0
6
12
18
24
30
36
42
48
54
60
66
Time since randomisation (months)

Hallek, Lancet 2010

Less effective for CLL with deletion of 17p (del 17p).

Less tolerable in elderly / frail patients.

B-cell receptor (BCR) signaling is a key pathogenic pathway in CLL


Antigen
BCR
CD79
A
B
extracellular
intracellular
PIP2
PIP3
P
P
S Y K
LYN
PI3Kδ
BTK
AKT
mTOR
PLCγ2
PKCβ
IKK
NF-κB
Proliferation,
Survival,
Migration

Modified from Wiestner, JCO 2013.

BCR signaling is activated in the lymph node

Activation of SYK kinase downstream of the BCR


Blood
Lymph node
2.5%
14.6%
pSYK
SYK

Upregulation of BCR target genes


Blood
Bone marrow
Lymph node
genes

Herishanu, (...), Wiestner. Blood, 2011

Ibrutinib, an irreversible inhibitor of BTK, disrupts BCR signaling


Antigen
BCR
CD79
A
B
extracellular
intracellular
P
P
P
P
SYK
P
SYK
P
LYN
LYN
PI3Kδ
P
PIP2
PIP3
BTK
P
AKT
P
mTOR
P
PLCγ2
PKCβ
IKK
NF-κB
Ibrutinib
(PCI-32765)

Modified from Wiestner, JCO 2013.

Study design
(12-H-0035, Hematology, NHLBI)


CLL/SLL
up to 86
patients
1. >65y old
2. del 17p
Relapsed or
treatment
naïve
Ibrutinib 420
mg daily
(28 day cycles)
Screen 1 2 3 4 5 6
Blood and lymph
node for correlative
studies
Response
at 6
months
Continue
Treatment 420
mg daily
Off Treatment:
Progressive
Disease
Off Treatment:
Intolerable Side
Effects

Study population

Cohorts

- > 65, n =24,

8 treatment naïve

- Del 17p, n = 29,

15 treatment naïve

At 6 months, n = 44 evaluable

- Age 33-85 year
- 58% male
- 72% Rai stage 3-4
- 45% bulky disease (>5cm)
- 74% splenomegaly

Safety and tolerability

- Most common adverse events (grade 1-2): diarrhea, rash, arthralgia, cramps, mouth sores, fatigue.
- Grade ≥3 non-hematologic AEs (13% of patients): infection, rash.
- Hematologic adverse events rare.
- No drug discontinuation for adverse events.
- Dose reductions for recurrent grade III infections, rash, and arthralgia.
- Two deaths on study unrelated to treatment, presumed due to infection.

Response to ibrutinib at 6 months

17p deletion (n=24)



42%
54%

- PR (IWCLL)
- PR with lymphocytosis
- PD (n =1)

no 17p deletion (n=20)



40%
55%

- PR (IWCLL)
- PR with lymphocytosis
- SD (n =1)

Transient lymphocytosis on ibrutinib is not indicative of progression


All patients
Mean (+/- sem) % of pre-treatment ALC during treatment
300
200
100
0
0
1
2
3
4
5
6
At the completion of cycle

Change in ALC on ibrutinib


% change in ALC at 6 months compared to pre-treatment
decreased
0
-25
-50
-75
-100
n = 34
increased
800
700
600
500
400
300
200
100
0
n = 10
SLL

Lymph node response at 6 months



% decrease in SPD of lymph nodes at 6 months/ pre-treatment
0
-25
-50
-75
-100

Volumetric measurement of spleen response at 6 months

Pre:
2150mL



Post:
850mL




% decrease in spleen volume
0
-20
-40
-60
-80
-100

Bone marrow response at 6 months

Pre treatment

At 6 months



CD79a


% change in tumor burden
50
25
0
-25
-50
-75
-100

Responses to ibrutinib appear durable


PFS probability
1.0
0.8
0.6
0.4
0.2
0.0
PFS estimate at 12 months 94%
Three events:
PD at 3 weeks presumed Richter's transformation.
Two deaths at day +3 and at 7 weeks.
0
2
4
6
8
10
12
Months on Study

Ibrutinib inhibits tumor proliferation in the lymph node


Pre treatment
At 2 months
core
biopsies
Pre treatment
On day 4

Ki67 400x

Ibrutinib inhibits BCR signaling in CLL cells in the lymph node

Upregulation of BCR target genes in CLL cells in the lymph node.
Herishanu, Blood 2011



PB
LN
CCL4
EGR1
KLF10
EGR3
GFI1
OAS3
Quantitative PCR assay

Reduction in BCR target gene expression by ibrutinib (lymph node)



Relative gene expression day 2 / baseline (log2)
0
-1
-2
-3
P<.001
Day 2



0
-1
-2
-3
n = 12
09 06 10 07 13 05 02 11 12 01 14 04
Patients

Rapid and sustained decrease in BCR and NF-κB target genes in circulating CLL cells



BCR target gene expression
(in CD19+ purified cells)
NF-κB target gene expression
(in CD19+ purified cells)
Relative expression on ibrutinib / baseline (log2)
0
-1
-2
-3
**
***
***
**
*
***
***
**
2
14
28
56
Study day
2
14
28
56
Study day

Decrease in PLCγ2 activation by ibrutinib confirms on-target effect in vivo

Phosphorylation of PLCγ2 by flow cytometry of CLL cells in the blood



Isotype
pre
Day28
Cell number
0
10^1
10^2
10^3
pPLCγ2
% CLL cells pPLCγ2 positive
80
60
40
20
0
P < .001
Pre
Day 28

Downregulation of cellular activation and proliferation by ibrutinib


Activation
(CD69 on CLL cells in the blood)
P < .001
% CD69 positive CLL cells
60
40
20
0
Pre
Day 28


Proliferation
(Ki67 in CLL cells in the blood)
P < .001
% Ki67 positive CLL cells
4
3
2
1
0
Pre
Day 28

Summary and Conclusions

- Ibrutinib as a single agent is well tolerated and highly effective in CLL.
  - High response rates irrespective of 17p deletion.
- Responses appear durable.
- Rapid disease control in all anatomic sites.
- Rapid and sustained inhibition of BCR and NF-κB signaling in vivo confirm on target effect.
- Ibrutinib (as a single agent) should be further investigated as targeted therapy of CLL.

Supported by the Intramural Research Program of NHLBI/NIH



Our patients for participating

Mohammed Farooqui
Georg Aue
Nakhle Saba
Janet Valdez
Susan Soto

Sarah Herman
Rashida Mustafa
Jade Jones
Andrew Lipsky

Irina Maric
Laboratory Medicine

Stefania Pittaluga
Diane Arthur
Pathology

Richard Cheng
Francine Thomas
Radiology

Xin Tian
Office of Biostatistics Research

Pharmacyclics
Lori Kunkel
Joi Ninomoto
Danelle James
Joe Buggy